UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
June 20, 2024
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Okta, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38044	26-4175727
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 First Street, Suite 600
San Francisco, California 94105
(Address of principal executive offices)

(888) 722-7871
(Registrant's telephone number, including area code)

___________________________________

___________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OKTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On June 20, 2024, the Board of Directors (the “Board”) of Okta, Inc. (the “Company”), upon the recommendation of the Board’s Nominating and Corporate Governance Committee, expanded the size of the Board to ten directors and appointed Anthony Bates to the Board as a Class III director, effective June 21, 2024. Mr. Bates will serve until the Company’s 2026 Annual Meeting of Stockholders or until his successor has been duly elected and qualified, or until his earlier death, resignation or removal.

There is no arrangement or understanding between Mr. Bates and any other persons pursuant to which he was appointed as a director. Furthermore, there are no transactions between Mr. Bates and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Mr. Bates will participate in the Company’s standard non-employee director compensation arrangements. Under the terms of those arrangements, he will receive, among other things, annual compensation of $35,000 for his service on the Board and an initial grant of 6,099 restricted stock units that vest annually over three years, subject to continuous service.

The Company has entered into its standard form of indemnification agreement with Mr. Bates.

A copy of the press release announcing the appointment of Mr. Bates to the Board is attached hereto as Exhibit 99.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 20, 2024, the Board approved and adopted an amendment and restatement of the Company’s Amended and Restated Bylaws, (as so amended, the “Bylaws”). Among certain other technical, conforming, modernizing and clarifying changes, the amendments contained in the Bylaws:

•Address the universal proxy rules adopted by the U.S. Securities and Exchange Commission (the “SEC”) by clarifying that no person may solicit proxies in support of a nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and provide that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for exclusive use by the Board.

•Revise the deadline for advance notice of business and director nominations for an annual meeting of stockholders. As a result of the amendments, for consideration at the 2025 annual meeting of stockholders, the presentation of other business and director nominations for an annual meeting of stockholders must be received by the secretary of the Company no earlier than February 20, 2025, and no later than March 20, 2025.

•Revise the deadlines for director nominations for a special meeting of stockholders where directors will be elected. As a result of the amendments, written notice of a nomination by a stockholder must be received by the secretary of the Company no earlier than 120 days prior to the special meeting and no later than the close of business on the later of 90 days prior to the special meeting, or ten days following the day on which the Company first makes a Public Announcement (as such term is defined in the Bylaws) of the special meeting and the nominees proposed by the Board to be elected at such meeting.

•With respect to advance notice disclosure requirements, require a stockholder proposing business or nominating directors to provide additional information about the stockholder and any candidate the stockholder proposes to nominate for election as a director.

•Require any nominee for the Board, whether nominated by the Board or by a stockholder, to provide certain background information and representations.

•Revise the existing exclusive forum requirements in the Bylaws to provide that the Court of Chancery of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall be the sole and exclusive forum for actions, suits or proceedings brought on behalf of or against the Company, and also provide that the federal district courts shall be the exclusive forum for the resolution of any complaint or cause of action arising under the Securities Act of 1933, as amended. The amendments further enable the Company to initiate an action against a stockholder to enforce the exclusive forum requirements should the stockholder sue, or threaten to sue, in another jurisdiction.

The Bylaws are filed herewith as Exhibit 3.1. The foregoing description of the changes contained in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 20, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Meeting”). The Company’s stockholders voted on three proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the SEC on May 9, 2024 (the “2024 Proxy Statement”). Holders of the Company’s Class A Common Stock were entitled to one vote for each share held as of the close of business on April 24, 2024 (the “Record Date”), and holders of the Company’s Class B Common Stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock (together, the “Common Stock”) voted as a single class on all matters. Present at the Meeting in person or by proxy were holders of 145,896,495 shares of Class A and Class B Common Stock, together representing a total of 211,192,269 votes, or a majority of the voting power of all issued and outstanding shares of the Company’s Common Stock as of the Record Date, and constituting a quorum under the Bylaws. The final results with respect to each such proposal are set forth below:

Proposal 1 — Election of Directors.

The stockholders elected each of the three persons named below as Class I directors to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified. The results of such vote were:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Emilie Choi	187,532,317	1,713,910	21,946,042
Todd McKinnon	185,114,033	4,132,194	21,946,042
Michael Stankey	156,173,872	33,072,355	21,946,042

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2025. The results of such vote were:

For	Against	Abstain
209,480,482	1,587,147	124,640

Proposal 3 — Advisory Non-Binding Vote on Compensation of Named Executive Officers.

The stockholders approved, on an advisory non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the 2024 Proxy Statement. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
176,077,001	10,709,203	2,460,023	21,946,042

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Okta, Inc., as adopted on June 20, 2024
99.1	Press release dated June 24, 2024, issued by Okta, Inc.
104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 24th day of June 2024.

Okta, Inc.

By:	/s/ Larissa Schwartz
Name:	Larissa Schwartz
Title:	Chief Legal Officer and Corporate Secretary